For the six month period ended (a) 1/31/02
File number (c) 811-09439
	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
Medcath Corp.

2.	Date of Purchase
7/24/01

3.	Number of Securities Purchased
1,550

4.	Dollar Amount of Purchase
  $38,750

5.	Price Per Unit
  $25.00

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
Deutsche Bank Alex Brown

7.	Other Members of the Underwriting Syndicate

	Deutsche Banc Alex. Brown Inc.
	Banc of America Securities LLC
	J.P. Morgan Securities Inc.
	First Union Securities, Inc.
	Bear, Stearns & Co. Inc.
	CIBC World Markets Corp.
	Credit Suisse First Boston Corporation
	Goldman, Sachs & Co.
	Merrill Lynch, Pierce, Fenner & Smith Incorporated
	Morgan Stanley & Co. Incorporated
	Robertson Stephens Inc.
	Salomon Smith Barney Inc.
	UBS Warburg LLC
	Gerard Klauer Mattison & Co., Inc.
	C.L. King & Associates, Inc.
	Legg Mason Wood Walker, Incorporated
	Raymond James & Associates, Inc.
	Redwine & Company, Inc.
	Sanders Morris Harris Inc.
	Shields & Company
	Stephens Inc.

8.	Board of Directors determine no less frequently than quarterly that all purchases
made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of
Rule 10f-3 of the Investment Company Act.



For the six month period ended (a) 1/31/02
File number (c) 811-09439
	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
Sprint PCS

2.	Date of Purchase
8/7/01

3.	Number of Securities Purchased
1,100

4.	Dollar Amount of Purchase
$26,950

5.	Price Per Unit
$24.50

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
SBC Warburg

7.	Other Members of the Underwriting Syndicate

	J.P. Morgan Securities Inc.
	Merrill Lynch, Pierce, Fenner & Smith Incorporated
	UBS Warburg LLC
	ABN AMRO Rothschild LLC
	Banc of America Securities LLC
	Credit Suisse First Boston Corporation
	Lehman Brothers Inc.
	Dain Rauscher Incoroporated
	First Union Securities, Inc.
	Robertson Stephens, Inc.
	The Williams Capital Group, L.P.

8.	Board of Directors determine no less frequently than
quarterly that all purchases
made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of
Rule 10f-3 of the Investment Company Act.



For the six month period ended (a) 1/31/02
File number (c) 811-09439
	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
Moog, Inc./Class A

2.	Date of Purchase
11/14/01

3.	Number of Securities Purchased
3,185

4.	Dollar Amount of Purchase
  $67,200

5.	Price Per Unit
  $21.10

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
Merrill Lych
	SG Cowen

7.	Other Members of the Underwriting Syndicate

	Merrill Lynch & Co.
	Credit Suisse First Boston
	SG Cowen

8.	Board of Directors determine no less frequently than quarterly that all purchases
made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of
Rule 10f-3 of the Investment Company Act.



For the six month period ended (a) 1/31/02
File number (c) 811-09439
	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
Principal Financial Group, Inc.

2.	Date of Purchase
10/22/01

3.	Number of Securities Purchased
451

4.	Dollar Amount of Purchase
$83,250

5.	Price Per Unit
$18.50

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
Goldman Sachs

7.	Other Members of the Underwriting Syndicate

	Goldman, Sachs & co.
	Credit Suisse First Boston corporation
	Merrill Lynch, Pierce, Fenner & Smith Incorporated
	Salomon Smith Barney Inc.
	Banc of Ameirca Securities LLC
	Bear, Stearns & Co. Inc.
A.G. Edwards & Sons, Inc.
Fox-Pitt, Kelton Inc.
	J.P. Morgan Securities Inc.
	Lehman Brothers Inc.
	Samuel A. Ramirez & Company, Inc.
	UBS Warburg LLC
	ABN AMRO Rothschild LLC
	Sanford C. Bernstein & Co., Inc.
	Dain Rauscher Incorporated
	Epoch Securities, Inc.
	First Union Securities, Inc.
	Keefe, Bruyette & Woods, Inc.
	Prudential Securities, Inc.
	Putnam Lovell Securities Inc.
	RBC Dominion Securities Corporation
	Robertson Stephens, Inc.
	Sandler O'Neill & Partners, L.P.
	Utendalhl Capital Partners, L.P.
	Wells Fargo Van Kasper, LLC
	The Williams Capital Group, L.P.
	BNY Capital Markets, Inc.
	M.R. Beal & Company
	Chatsworth Securities LLC
	Doley Securities, Inc.
	Guzman & Company
	Legg Mason Wood Walker, Incorporated
	Mitchell Securities Corporation of Oregon
	Neuberger Berman, LLC
	Raymond James & Associates, Inc.
	Muriel Siebert & Co., Inc.
	Sturdivant & Co., Inc.

8.	Board of Directors determine no less frequently than quarterly that all purchases
made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of
Rule 10f-3 of the Investment Company Act.


K:\MTLFUNDS\NSAR\Target2\Sem_0102\SPSS_10f-3_N-SAR Exhibits_3-02.doc